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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 9, 2002



                             ViroPharma Incorporated
                 (Exact name of issuer as specified in charter)



          DELAWARE                 0-021699                23-2789550
      (State or Other            (Commission            (I.R.S. Employer
        Jurisdiction                file                  Identification
      of Incorporation or           number)                   Number)
      Organization)

                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)

                                 (610) 458-7300
              (Registrant's telephone number, including area code)

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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on May 9, 2002 the U.S. Food and Drug Administration informed ViroPharma Incorporated that it intends to issue a "not approvable" letter by May 31, 2002 in response to ViroPharma's new drug application for Picovir(TM) (pleconaril) for the treatment of the common cold in adults.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

             99                     ViroPharma Incorporated Press Release dated
                                    May 9, 2002

                                   Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         ViroPharma Incorporated

Date: May 10, 2002       By:  /s/ Thomas F. Doyle
                             --------------------
                                  Thomas F. Doyle
                                  Vice President, General Counsel and Secretary


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                                Index to Exhibits

Exhibit No.             Description
-----------             -----------

     99                 ViroPharma Incorporated Press Release dated May 9, 2002